SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

ALLIANCE  IMAGING,  INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 600 Anaheim, CA 92806
(Address of principal executive offices, including zip code)

(714) 688-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 30, 2004, Alliance Imaging, Inc. (the “Company”) issued a press release announcing that it had commenced a cash tender offer for any and all of its outstanding 10 3/8% Senior Subordinated Notes due 2011.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On the same date, the Company also issued a press release announcing a proposed private offering of senior subordinated notes.  A copy of the press release is attached as Exhibit 99.2 hereto.

Item 9.01.  Financial Statements and Exhibits.

(c)       Exhibits.

The following exhibits are filed with this Form 8-K:

99.1         Press Release dated November 30, 2004.

99.2         Press Release dated November 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2004	ALLIANCE IMAGING, INC.

	By:	/s/ Russell D. Phillips, Jr.
Name: Russell D. Phillips, Jr
Title: Executive Vice President and General Counsel

Exhibit Index

99.1         Press Release dated November 30, 2004.

99.2         Press Release dated November 30, 2004.